Roth Capital Partners

20th OC Investor Growth Stock
Conference

February 2008

2

Safe Harbor Statement

Statements in this presentation may be "forward-looking statements" within the meaning of federal securities laws.
You can identify these forward-looking statements by terminology such as “will”, “expects”, “anticipates”,
“estimates”, “plans”, “future”, “intends”, “believes” and similar statements. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such factors include, but are not limited to the company's ability to complete product orders, coordinate product design with its customers, ability to expand and grow its distribution channels, political and economic factors in the
People's Republic of China, the Company's ability to find attractive acquisition candidates, dependence on a limited number of larger customers and other factors detailed in the Company’s filings with the Securities and
Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements. All written or oral forward-looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements.

We undertake no obligation to publicly update or revise any forward-looking statements or other information or data contained in this presentation, whether to reflect any change in our expectations with respect to such statements or any change in events, conditions or circumstances on which any such statements are based or otherwise.

3

Auditors:                                   Madsen & Associates CPA’s Inc

Legal Counsel:                                                  Loeb & Loeb LLP

Equity Snapshot

Price (2-15-08):              $6.00

Market Value                                                       $300 million

Outstanding Shares:                             50 million

Revenues (three months ended 9/30/07):                        $2.5 million

Net income (three months ended 9/30/2007):           $627,404

2007 revenue estimate                       $38.9 million

2007 net income estimate                                           $9.2 million

Stock Symbol/Exchange:            HTTH/ OTCBB

4

Key Corporate Milestones

Commenced beverage bottle production business

Commenced injection molds and blowing molds production services

Listed on Over-the-Counter Bulletin Board

Produced and marketed semi-automatic blowing machine

Qualified by Coca-Cola® as PET bottle provider

Qualified by Coca-Cola® as molds suppliers

Produced and marketed first automatic blowing machine

1993

1995

1998

2000

2004

2006

2007

Produced and marketed first preform injection molding
machine

5

Company Snapshot

Building one of China’s leading plastic bottle manufacturers

Official name will be changed to China Bottles, Inc.

Current annual production capacity

Blowing machine – 90 units per year

Preform molds – 350 sets per year; Blowing molds – 4,500 sets per year

Total of 12 finished bottles production lines

Became a U.S. public company through a reverse merger in
August, 2007

Founded in 1993, headquarters in Qingyuan City, Guangdong
Province, PRC

385 full-time employees

6

Investment Highlights

Leading position in manufacturing extensive packaging machines, injection and blowing molds

Robust demand for PET beverage bottle production machines

Current supply unable to fulfill demand

Expanding production capacity

Enhancing operational efficiency

Strong customer base

70% of revenue from current customers

Strong Profitability

7

Growth Strategy

Increasing production capacity and enhance profit margin through better control of production process

Targeting high growth markets

Beverage companies

Pharmaceutical companies

Improving operating efficiencies

Adopting hybrid build-to-order (BTO) and build-to-stock (BTS)

Accelerating product development cycle

Building R&D center

Joint development programs with South China University of Technology

Expanding overseas market

Establishing Beijing headquarters to target overseas market

Capacity Expansion

Finished bottles

Blowing molds

Perform molds

Blowing Machines

130 units/ year

90 units/ year

2008

Planned capacity

2007

Capacity

500 units/ year

350 units/ year

20 production

lines

12 production

lines

6000

units/ year

4500

units/ year

44.4%
increase

33.3%
increase

42.9%
increase

66.7%
increase

9

Global Market of Beverage
Packaging Machinery

Source: SPG Media

10

Beverage Packaging
Machinery Market

Global Market for Packaging Machinery
by Application (2006)

Source: KRONES

Pharmaceuticals,
Cosmetics,
Personal care &
Household
chemicals 20%

Trend of Packaging Material Mix (2003-2015E)

Leading packaging
material

Carton

Can

Glass

PET

Billion Units

Source: PCI, Canadean, Mercer, GDA, Tetra, KRONES

Leading Packaging Material

Trends

12

Beverage Packaging Trends

Source: PCI, Canadean, Mercer, GDA, Tetra, KRONES

PET fastest growing

PET bottles expected to increase to 43% of packaging
market in 2015 from 24.1% of packaging market in 2003

Estimated CAGR 9% through 2015

13

Hutton Products

Precision Mold

Preform injection mold

Blowing mold

Blowing Equipment

Plastic packaging machineries and
supplementary machineries

Brand “Guo Zhu”

Finished bottles

Outsource PET bottle production
for manufacturers

14

Product Revenue Breakdown

2006 Revenue by Products

2006 Revenue – Domestic / Export

15

Bottle Production Process

Semi-automatic machines for low
capital business

Fully-automatic machines for
upgrades

Suitable for projects requiring
high and stable throughput and
robust operations

PET is reheated and blown by blowing
molding machines

High-speed multi-cavity injection
molding machines with capabilities to
produce different:

Quality

Weight

Shape

Color

PET granule is processed by injection
molding machines to produce the
preform

Hutton’s Solutions

Bottle Production Process

16

Molds

Multi-cavity preform injection molds

Multi-cavity molds from 16-cavity to 48-cavity

Special treatment makes molds more durable
and reusable up to 3 million times

High transparency and low decantation

Blowing molds

Provide mold form 200ml to 20L with
wide rage of applications

Sample Customers

17

Preform and Bottle

Production Services

PET bottles

Carbonated soft drink

Water

Juice

Tea

PP bottles

Pills

IV injection

18

World Class Quality Assurance

ISO 9001 certified

Certificate of Verification of MD &
LVD Compliance

Certification (ISO9001:2000)-
Chinese Version Certification
(ISO9001:2000)

19

Competitive Advantages

Strong technology expertise in plastic packaging production

One of the few companies which can produce fully-automatic
blowing machines

Only Chinese company with ability to supply top graded products for all steps of plastic packaging production

Strong reputation in China beverage industry for:

Quality

Supporting services

Credibility

Cost Leader

International companies adopting our solutions in large scale

Export to more than 20 countries

Higher gross margins

20

Management team

Yingren Cai - Founder and Chairman

Over 30 years of experience in sales and marketing of plastic products and machinery

Established Zhu Jiang Plastics Industrial Company and served as general manager

Founded and managed all three operating subsidiaries

Chonghui Zhao - CEO

Over 17 years of experience in technology and production of plastic machinery and mold, beverage packaging plant management and sales and marketing of beverage packaging solutions

Graduated from South China University of Technology, majored in Machinery in
Chemical Industry

Wu, Wen, Director

Over 20 years of experience in plant management, machinery and molding production.

Responsible for the strategic development, administrative and financial operation of the Company.

Revenue

* Unaudited financials

$ Millions

Gross Profit

$ Millions

* Unaudited financials

Gross margin

36.1%

Gross margin

35.9%

Net income

$ Millions

* Unaudited financials

Net margin

25.6%

Net margin

23.8%

Select Balance Sheet Data

$8.8 M

$5.6 M

Shareholders’ equity

$12.7 M

Total liabilities

$12.7 M

$21.5 M

Total assets

Current Liabilities

$18.3 M

$806,563

September 30,2007

Cash and cash equivalent

Current assets

Working capital

25

Investment Summary

Expanding production capacity

Targeting market high growth markets

Market demand greater than supply

Strong technological expertise in plastic production

Internationally competitive as cost leader

Increasing international penetration

Contacts

Hutton Holdings Limited, Inc.

Chonghui Zhao, CEO

Huanghuahu Industrial Zone, Fogang
County, Guangdong, PRC

Tel: 86 763 - 4620777

guozhu888@21cn.com

CCG Elite Investor Relations Inc.

Crocker Coulson, President

1325 Avenue of the Americas, Suite 2800
New York, NY 10019

Tel: 1(646) 213-1915

Crocker.coulson@ccgir.com

26